UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – OCTOBER 3, 2011

CYBER SUPPLY INC.

(Exact name of Registrant as specified in its charter)

NEVADA	000-53677	68-0672900
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Five Concourse Parkway, Suite 3100

Atlanta, GA 30328

(Address of principal executive offices)

(678) 332-5000

(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

Cyber Supply Inc. is filing this Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) to our current report on Form 8-K for the report date of October 3, 2011 (the “Original Form 8-K”), as filed with the Securities and Exchange Commission on October 11, 2011, as amended on October 25, 2011 (“Amendment No. 1”).  The purpose of this Amendment No. 2 is to correct the tagging of Exhibits 10.4 and Exhibit 99.2 on Amendment No. 1.

Exhibit 10.4 is a Stock Purchase Agreement, by and between Maria Shostak and Wireless Investment Fund AG, dated as of October 3, 2011.  Accordingly, the document should be tagged as a “Stock Purchase Agreement.”  In addition, the version of Exhibit 10.4 which was filed with the Original Form 8-K contained an inaccuracy on the signature page.  The correct name of the purchaser is “Wireless Investment Fund AG,” as was properly indicated in the Exhibit 10.4 filed with Amendment No. 1 and which for purposes of clarity is hereby re-filed as an exhibit to this Amendment No. 2.

In addition, the tagging of Exhibit 99.2, Pro Forma information for Cyber Supply Inc. and CIG Services LLC, has been revised to reflect a correction to Amendment No. 1.

Except as set forth above, no other revisions have been to the Original Form 8-K, as amended by Amendment No. 1.

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Item 9.01:             Financial Statements and Exhibits.

(a)           Financial Statements

  The Company’s Annual Report on Form 10-K for the period ended February 28, 2011, as filed with the U.S. Securities and Exchange Commission on May 31, 2011.

  The Company’s Quarterly Report on Form 10-Q for the period ended August 31, 2011, as filed with the U.S. Securities and Exchange Commission on October 7, 2011.

  Audited financial statements of CIG Services LLC for the period from September 23, 2011 to September 30, 2011.

(b)           Exhibit List

Exhibit No.	Description of Exhibits
Exhibit 3.1	Articles of Incorporation, incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on April 25, 2008.

Exhibit 3.2	By-Laws, incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on April 25, 2008.

Exhibit 3.3

Certificate of Designations for Series A 4% 2012 Convertible Redeemable Preferred Stock incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 10.1

Senior Promissory Note, by and between the Company and CRG Finance AG, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 23, 2011.

Exhibit 10.2

Corporate Development Services Agreement, by and between the Company and CRG Finance AG, dated as of June 1, 2011 incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 1, 2011.

Exhibit 10.3

Promissory Note, by and between the Company and ENEX Group Management SA, dated as of August 8, 2011, incorporated by reference to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on October 7, 2011.

Exhibit 10.4	Stock Purchase Agreement, by and between Maria Shostak and Wireless Investment Fund AG, dated as of October 3, 2011.

Exhibit 10.5

Stock Purchase Agreement, by and between Maria Shostak and Enex Capital Partners AG, dated as of October 3, 2011, incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 10.6

Share Tender and Cancellation Agreement, by and between the Company and Maria Shostak, dated as of October 3, 2011, incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 10.7

Limited Liability Company Membership Interests Purchase Agreement, by and among the Company, Communication Infrastructure Group LLC and CIG Services LLC, dated as of October 7, 2011, incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 10.8

Series A 4% 2012 Convertible Redeemable Preferred Stock Purchase Agreement, by and between the Company and BAC-CIG, LLC, dated as of October 7, 2011, incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 10.9

Administration Services Agreement, by and among Communication Infrastructure Group LLC and CIG Services LLC, dated as of October 7, 2011, incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 10.10

Employee Services Agreement, by and between Communication Infrastructure Group LLC and CIG Services LLC, dated as of October 7, 2011, incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 10.11

Search Ring License & Service Agreement, by and between BAC-CIG, LLC as Licensor and CIG Services, LLC as Licensee, dated October 7, 2011, incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 10.12

Form of Indemnification Agreement, by and between the Company and its Directors, incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 12, 2011.

Exhibit 10.13

Management Services Agreement, by and among Communication Infrastructure Group LLC and CIG Services LLC, dated as of October 7, 2011, incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 21	List of Subsidiaries, incorporated by reference to Exhibit 21 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 23.1

Consent of MaloneBailey LLP with respect to inclusion in the Form 8-K of the Report regarding the Audit of financial statements of CIG Services LLC for the period ended September 30, 2011, dated October 5, 2011; and the incorporation by reference of the Reports regarding the Audit of financial statements of Cyber Supply, Inc. for the fiscal years ended February 28, 2011 and February 28, 2010, respectively. Incorporated by reference to Exhibit 23.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 99.1

Audit Report of MaloneBailey LLP, dated October 5, 2011 and audited financial statements of CIG Services LLC for the period from September 23, 2011 to September 30, 2011, incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

Exhibit 99.2	Pro Forma information for Cyber Supply Inc. and CIG Services LLC.

Exhibit 99.3

Unaudited Pro Forma Condensed Combined Balance Sheet of Cyber Supply Inc. and CIG Services LLC, incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CYBER SUPPLY INC.

By:	/s/ Sebastien Koechli
Name: Sebastien Koechli Title: Chief Executive Officer

Date:      November 10, 2011